UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒                                Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF AN ADJOURNMENT LETTER SENT TO CERTAIN SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL JANUARY 26, 2021, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

NOTICE OF MEETING ADJOURNMENT

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

December 23, 2020

To our shareholders:

The AllianzGI Artificial Intelligence & Technology Opportunities Fund Special Meeting of Shareholders, originally scheduled to occur on October 28, 2020, was adjourned to January 26, 2021, due to insufficient vote responses from shareholders.

YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

The Board of Trustees is requesting that shareholders of the Fund voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders. You have the opportunity to vote “FOR”, “AGAINST” or “ABSTAIN” to have your shares represented at the meeting

To help avoid additional mailings, please take a moment to cast your vote today on the proposals outlined on the attached proxy card.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares, please call 1 (866) 342-4883.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 342-4883 Monday through Friday 9 a.m. to 10 p.m. Eastern time or via PHONE by dialing toll-free 1 (888) 227-9349 to reach an automated touchtone voting line

Thank you in advance for your participation.